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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934

                                  MAY 12, 2003
                Date of Report (date of Earliest Event Reported)


                                  BIGMAR, INC.
             (Exact Name of Registrant as Specified in its Charter)


           DELAWARE                                      31-1445779
(State or Other Jurisdiction of             (I.R.S. Employer Identification No.)
Incorporation or Organization)


                                    001-14416
                              (Commission File No.)


                 9711 SPORTSMAN CLUB ROAD, JOHNSTOWN, OHIO 43031
              (Address of principal executive offices and zip code)

                                  740-966-5800
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed from last report)




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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On May 12, 2003 Bigmar, Inc., a Delaware corporation (the "Company"), engaged the public accounting firm of BDO International Ltd. ("BDO") as the Company's new independent accountants, effective immediately. BDO will audit and report on the Company's consolidated balance sheets as of December 31, 2001, 2002 and 2003 respectively, and the consolidated statements of income, shareholders' equity and cash flows for the same fiscal periods. BDO will also perform a review of the unaudited condensed quarterly financial statements to be included in the Company' quarterly reports on Form 10-Q which review will include financial quarters in fiscal years 2001, 2002 and 2003.

         During the Company's two most recent fiscal years or any subsequent interim period, the Company has not engaged BDO as either the principal accountant to audit the Company's financial statements, or as an independent accountant to audit a significant subsidiary of the Company and on whom the principal accountant is expected to express reliance in its report. Nor has the Company or someone on its behalf has consulted BDO regarding (i) either: the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the registrant's financial statements, and either a written report was provided to the registrant or oral advice was provided that the new accountant concluded was an important factor considered by the registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) and the related instructions to this item) or a reportable event (as described in Item 304(a)(1)(v)), during the Company's two most recent fiscal years or any subsequent interim period.

         The Company's previous independent accountants, KPMG LLP ("KPMG") resigned effective as of January 11, 2002. The circumstances surrounding the KPMG resignation are described in the Company's Current Reports on Forms 8-K and 8-K/A filed on January 25, 2002 and February 5, 2002, respectively, which Current Reports are incorporated by reference herein.

         The Company has adopted a schedule that contemplates that the Company will file all of its delinquent public reports required under the Securities Exchange Act of 1934, as amended, by the end of the third quarter of 2003.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

          (a)     FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                  N/A.

          (b)     PRO FORMA FINANCIAL INFORMATION.

                  N/A.

          (c)     EXHIBITS.

                  N/A.


                          [THE SIGNATURE PAGE FOLLOWS.]


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                                    SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BIGMAR, INC.


Date:    May 13, 2003                  By:  /s/ John G. Tramontana
                                            ------------------------------------
                                            Chairman of the Board, President and
                                            Chief Executive Officer







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